SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

Current Report

Dated October 2, 2006 of

AMERICAN SAFETY INSURANCEHOLDINGS,LTD.
(Exact Name of Registrant as Specified in its Charter)

Bermuda(State
or Other Jurisdiction of Incorporation)

SEC File Number 001-04795

44 Church StreetP.O.
Box HM2064

Hamilton HM HX, Bermuda

(441) 295-5688

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) 12 under the
Securities Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) 12 under the
Securities Act (17 CFR 240.13e-2(c))

Item 8.01 Other Events of Importance to Security Holders

        On October 2, 2006, the Company issued a press release, which is attached as Exhibit 99.1 regarding A.M. Best’s affirmation of the Company’s financial strength ratings.

Item 9.01 Financial Statements and Exhibits

99.1 Press Release on Affirmation of A.M. Best Rating

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMERICAN SAFETY INSURANCE HOLDINGS, LTD.
                                            Registrant

Date:  October 2, 2006              By:     /S/ Stephen R. Crim
                                            Stephen R. Crim
                                            President and Chief Executive Officer